                                                                  EXHIBIT 32.1

      CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
        OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Equidyne Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 12, 2004                      By: /s/ Michael J. Smith
                                                 ---------------------
                                                 Michael J. Smith
                                                 Principal Executive Officer and
                                                 Principal Financial Officer